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                                                                    EXHIBIT 99.7
                              FIRST AMENDMENT TO
                             USCRE PROPERTIES, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

     This First Amendment to Limited Liability Company Agreement ("First Amendment") of USCRE Properties, LLC, a Delaware limited liability company (the "Company"), is entered into the 14/th/ day of June, 2001, by Advanced Aluminum, LLC, a Delaware limited liability company (the "Class B Member"). All initially capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Agreement (as defined below).

                                  Background
                                  ----------

     WHEREAS, the Company has been formed as a limited liability company pursuant to the filing of the Certificate in accordance with the Delaware Limited Liability Company Act; and

     WHEREAS, the Class B Member has entered into that certain limited liability company agreement (the "Agreement") dated as of June 13, 2001; and

     WHEREAS, the Class B Member and Pacific Aerospace & Electronics, Inc. a Washington corporation ("PA&E"), desire that PA&E be admitted as the Class A Member of the Company;

     WHEREAS, concurrently herewith PA&E shall have made the Capital Contribution as set forth on Exhibit "A" hereto in exchange for One Thousand
(1000) Class A Units, par value One Hundred Dollars ($100) per Class A Unit.

                                   Agreement
                                   ---------

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Substitution of Exhibit.  Exhibit "A" to the Agreement is hereby
          -----------------------
deleted in its entirety from the Agreement and replaced by the Exhibit "A" attached hereto and incorporated herein by this reference.

     2.   Addition of Schedule.  The schedule entitled "Schedule of Assets
          --------------------
Contributed by or on behalf of Class A Member" and attached hereto is hereby inserted as Schedule 1 to the Agreement.

     3.    Applicable Law.  This First Amendment and the rights of the parties
           --------------
hereunder shall be interpreted in accordance with the laws of the State of Delaware, without regard to any conflicts of law rules or principles of such state.

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     4.   Entire Agreement.   The Agreement, as amended by this First Amendment
          ----------------
(the "Amended Agreement"), contains the entire understanding among the parties with respect to the subject matter hereof and supersedes any prior written or oral understandings and agreements between them respecting the subject matter hereof. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of the Amended Agreement, which are not fully expressed in the Amended Agreement.

     5.   Counterparts.  This First Amendment may be executed simultaneously in
          ------------
one or more counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this First Amendment is executed as of the day and year first above written.


               CLASS B MEMBER:

               ADVANCED ALUMINUM, LLC

                By: /s/ John R. Thach
                    ----------------------------
                    Name: John R. Thach
                    Title: Manager

                By: /s/ Keith L. Sterling
                    ----------------------------
                    Name: Keith L. Sterling
                    Title: Manager


ACKNOWLEDGED AND AGREED:

CLASS A MEMBER:

PACIFIC AEROSPACE & ELECTRONICS, INC.

  By: /s/ Don A. Wright
      ------------------------------
      Name: Don A. Wright
      Title: President/CEO


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                             USCRE Properties, LLC
                      Limited Liability Company Agreement
                                  Exhibit "A"

                   MEMBERS' CAPITAL CONTRIBUTIONS AND UNITS
                   ----------------------------------------

                             Capital     Class B   Class A
Members                   Contribution    Units     Units
-------                   ------------    -----     -----

Class B Members
---------------

Advanced Aluminum, LLC    $_________      10,000        0

Class A Member
--------------

Pacific Aerospace &
Electronics, Inc.         $100,000*            0    1,000


* Represents the agreed fair market value of the assets contributed by a subsidiary of the Class A Member as provided in the Asset Purchase Agreement - see schedule.
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                             USCRE Properties, LLC
                      Limited Liability Company Agreement
                                  Schedule 1

       Schedule of Assets Contributed by or on behalf of Class A Member

                                     Fair Market              Adjusted
Asset                                  Value                    Basis
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